                                                                   EXHIBIT 10-34

     SHORT-TERM EXECUTIVE INCENTIVE PLAN
     DESIGN PROPOSAL
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     DESIGN
       - Gatekeeper: Net Income

             -  Threshold 80% of plan

             -  Combined/adjusted upon transaction close (matrix)

             -  Exclusive of transaction costs





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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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        PLAN DRIVERS AND WEIGHTINGS
          -  35% ROE
          -  35% Integration Success
          -  10% Customer Satisfaction
          -  10% Diversity
          -  10% Safety

         PAYOUT RANGE

          -  0-200% of position target
          - Payout based on plan driver performance, with a 0-125% individual performance modifier

         DELIVERY MECHANISM

          -  Cash
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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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        ROE: 35% WEIGHTING

        ------------------------------------------------
        PERFORMANCE ACHIEVEMENT       PAYOUT
        ------------------------------------------------
        11.7%                         50% THRESHOLD
        ------------------------------------------------
        12.3%                         100% TARGET (PLAN)
        ------------------------------------------------
        13.0%                         200% MAXIMUM
        ------------------------------------------------


        All-Inclusive except for integration/restructuring charges and unplanned legislative impact. Adjustments considered for equity structure changes and unplanned accounting changes.


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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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        INTEGRATION SUCCESS 35% WEIGHTING

        RANGE: 0-200%

        Integration plan development and FY2000 execution such that FY2001 is accretive, including:
          - Milestone Reporting

          - Employee Listening

          - Monthly Tracking of Integration Costs

        Periodic progress reports to the O&C Committee; year-end assessment completed by the CEO and presented to the Committee.




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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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        CUSTOMER SATISFACTION: 10% WEIGHTING


        --------------------------------------------------
        PERFORMANCE ACHIEVEMENT        PAYOUT
        --------------------------------------------------
        82%                            50% THRESHOLD
        --------------------------------------------------
        83%                            100% TARGET (PLAN)
        --------------------------------------------------
        86%*                           200% MAXIMUM
        --------------------------------------------------


         Objective represents % of residential customer survey respondents scoring "satisfied" or better in ongoing surveys.
         (Note: Commercial will be added in for FY2001.)
         * Revised.

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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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        DIVERSITY: 10% WEIGHTING
        MINORITY SPENDING: 50% OF THE DIVERSITY OBJECTIVE

       --------------------------------------------------
       PERFORMANCE ACHIEVEMENT     PAYOUT
       --------------------------------------------------
       7%                          50% THRESHOLD
       --------------------------------------------------
       9%                          100% TARGET (PLAN)
       --------------------------------------------------
       11%                         200% MAXIMUM
       --------------------------------------------------


       Objective represents minority spending as a % of total procurement spending.
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



          SHORT-TERM EXECUTIVE INCENTIVE PLAN
          DESIGN PROPOSAL--CONTINUED
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          DIVERSITY PLACEMENTS: 50% OF THE DIVERSITY OBJECTIVE

         -----------------------------------------------------------
          MINORITIES       WOMEN             PAYOUT
         -----------------------------------------------------------
          22               25                50% THRESHOLD
         -----------------------------------------------------------
          25               28                100% TARGET (PLAN)
         -----------------------------------------------------------
          28*              31*               200% MAXIMUM
         -----------------------------------------------------------


          Objective represents % of minorities and women placements (including new hires and promotions) in grades 6 to 10.
          * Revised.
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



        SHORT-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL--CONTINUED
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         SAFETY: 10% WEIGHTING

       -----------------------------------------------------------
        LOST WORK DAYS            PAYOUT
       -----------------------------------------------------------
        28                        50% THRESHOLD
       -----------------------------------------------------------
        24                        100% TARGET (PLAN)
       -----------------------------------------------------------
        20                        200% MAXIMUM
       -----------------------------------------------------------

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



       SHORT-TERM EXECUTIVE INCENTIVE PLAN
       DESIGN PROPOSAL--CONTINUED
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

      POSITION TARGETS/RANGES

       POSITION   CURRENT   MARKET        PROPOSED
                  TARGET    COMPARISON    FY2000
                                          TARGET/RANGE
       -----------------------------------------------
       CEO        40%       75%           75%
       -----------------------------------------------
       DIVISION   35-50%    50%           50%
       PRESIDENTS
       -----------------------------------------------
       EVPS AND   20-40%    28-55%        35-50%
       SVPS
       -----------------------------------------------
       VPS        10-35%    33-48%        30-40%
       -----------------------------------------------


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